UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ] Preliminary Proxy Statement            [ ] CONFIDENTIAL, FOR USE OF THE
[ ] Definitive Proxy Statement                 COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Additional Materials            RULE 14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12
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                                  CENVEO, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:________________________________________________

     (2) Form, schedule or registration statement no.:__________________________

     (3) Filing party:__________________________________________________________

     (4) Date filed:____________________________________________________________

                            Jim Malone Chronological


COMPANIES

  Facet Enterprises/Purolator Products, Inc.               1979 - 1990
  Intek Capital Corporation*                               1989 - Current
  Grimes Aerospace Company                                 1990 - 1993
  Anchor Glass Container Corporation                       1993 - 1996
  Rhone Capital, LLC                                       1996 - 2001
        HMI Industries                                     1996 - 2004
        Primus Aerospace (Bumstead)                        1996 - 1999
        Confidential computer network company              1996 - 1998
  Qorval/Bridge Associates                                 1999 - Current
        InaCom (CEO/CRO)                                   1999 - 2002
        Confidential flight services company**             2000 - 2001
        Confidential aerospace contractor (Chairman/CEO)   2001 - 2003
        Mail Contractors of America, Inc. (Chairman/CEO)   2003 - 2005
        Avborne, Inc. (Chairman/CEO)                       2003 - 2005
        Confidential naval shipyard (10 Weeks)**           2004
        Confidential engineering manufacturing co.**       2004 - Current
        Brown Jordan International
                 Vice Chairman, President/CEO              9/30/04
                 Vice Chairman                             6/30/05
        Confidential plastics company**                    2005 - Current
  Cenveo
        President/CEO                                      6/27/05
        President/CEO/Chairman                             8/29/05


BOARDS

  United Nations Business Council                          1983 - 2002
  AmSouth Bancorporation                                   1994 - Current
  Ametek, Inc.                                             1994 - Current


*Non-operating family holding company
**Limited direct involvement

IMPORTANT INFORMATION

On August 5, 2005, Cenveo, Inc. filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A in connection with a special meeting of its shareholders. CENVEO'S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Free copies of the definitive proxy statement are available at the SEC's web site at www.sec.gov, at the Cenveo's web site at www.cenveo.com, or by directing requests to Cenveo's proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888 750-5834.